================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



      Date of report (Date of earliest event reported):    December 11, 2008
                                                       -------------------------

                               CirTran Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
--------------------------------------------------------------------------------
                 (State of Other Jurisdiction of Incorporation)


                  000-49654                               68-0121636
--------------------------------------------------------------------------------
          (Commission File Number)             (IRS Employer Identification No.)


     4125 South 6000 West, West Valley City, Utah               84128
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)               (Zip Code)


                                  801-963-5112
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         On December 11, 2008, David Harmon resigned as Chief Financial Officer of CirTran Corporation (the "Company"), in order to accept a position with another organization. Iehab Hawatmeh, President and CEO of the Company, accepted Mr. Harmon's resignation.

         The Company has begun a search for a new Chief Financial Officer. Until such time as a new Chief Financial Officer has been hired, Mr. Hawatmeh will act in dual roles of Chief Executive and Chief Financial Officer.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CirTran Corporation


Date: December 11, 2008                  By:  /s/ Iehab J. Hawatmeh
                                              ----------------------------------
                                              Iehab J. Hawatmeh, President







--------------------------------------------------------------------------------